UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 16, 2024

iShares® Bitcoin Trust ETF
(Exact name of registrant as specified in its charter)

Delaware	001-41914	93-6461129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o iShares Delaware Trust Sponsor LLC 400 Howard Street San Francisco, California 94105
(Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 670-2000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares	IBIT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On September 16, 2024, BlackRock Fund Advisors, as administrative trustee of iShares Bitcoin Trust ETF (the "Trust"), and Coinbase Inc., on behalf of itself and as agent for Coinbase Credit, Inc. and Coinbase Custody Trust Company, LLC, entered into the Amendment (the "Amendment") to the Third Amended and Restated Coinbase Prime Broker Agreement (the "Prime Execution Agent Agreement") to reflect certain operational updates to the Prime Execution Agent Agreement, including most significantly to (a) impose a shorter withdrawal processing time on Coinbase Custody Trust Company, LLC for withdrawals from the Vault Balance (as defined in the Prime Execution Agent Agreement) to a public blockchain address while Trade Credits (as defined in the Prime Execution Agent Agreement) remain unpaid and (b) specify that, while Trade Credits remain unpaid, the Trust may withdraw bitcoin from either the Vault Balance (as defined in the Prime Execution Agent Agreement) or the Trading Balance to public blockchain addresses provided that an amount equivalent to the unpaid Trade Credit is kept in the aggregate of the Trading Balance and the Vault Balance following such withdrawal.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1
Amendment to the Third Amended and Restated Coinbase Prime Broker Agreement, dated as of September 16, 2024, by and between BlackRock Fund Advisors, in its capacity as agent to iShares Bitcoin Trust ETF and Coinbase Inc., on behalf of itself and as agent for Coinbase Credit, Inc. and Coinbase Custody Trust Company, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2024

iShares Bitcoin Trust ETF*

By:	iShares Delaware Trust Sponsor LLC

By:	/s/ Shannon Ghia
Name:	Shannon Ghia
Title:	Director, President and Chief Executive Officer

*	The registrant is a trust. The individual specified above is signing in her capacity as an officer and/or authorized signatory of iShares Delaware Trust Sponsor LLC, the sponsor of the Trust.